UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2012

MAYFLOWER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-52477	04-1618600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30 South Main Street, Middleboro, Massachusetts  02346
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (508) 947-4343

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 9, 2012, the Board of Directors of Mayflower Bancorp, Inc. (the “Company”) amended Article VI, Section 1 of the Company’s Bylaws to change the Company’s fiscal year end from April 30 to March 31.  A transition report on Form 10-K covering the transition period from May 1, 2011 to March 31, 2012 will be filed with the Securities and Exchange Commission by June 29, 2012.  A copy of the Company’s Bylaws, as amended, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

 (d)           Exhibits

Number	Description

3.2	Bylaws of Mayflower Bancorp, Inc., as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYFLOWER BANCORP, INC.

Date: February 14, 2012	By:	/s/ Edward M. Pratt
Edward M. Pratt
President and Chief Executive Officer